UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 18, 2009

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX		77046
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 18, 2009, we entered into a Sixth Supplemental Indenture, dated August 18, 2009, between Buckeye Partners, L.P. (the “Partnership”) and U.S. Bank National Association (successor-in-interest to SunTrust Bank) (the “Indenture”) in connection with the issuance and sale by the Partnership, and the purchase by the underwriters, of $275,000,000 aggregate principal amount of our 5.50% senior unsecured notes due 2019 (the “Senior Notes”).  A copy of the Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein.  The offering of the Senior Notes was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-155522).

Item 9.01.                                          Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Sixth Supplemental Indenture, dated August 18, 2009, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President, General Counsel and Secretary

Dated: August 24, 2009

Exhibit Index

Exhibit

4.1	Sixth Supplemental Indenture, dated August 18, 2009, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank).